SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  June 15, 2000
                                                           ---------------

                         United Park City Mines Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)

       1-3753                                             87-0219807
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(Commission File Number                        (IRS Employer Identification No.)


   P.O. Box 1450, Park City, Utah                                       84060
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(Address of Principal Executive Offices)                              (Zip Code)


                                  801.649.8011
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               (Registrant's Telephone Number, Including Zip Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Items.

         On June 15, 2000, the registrant and DMB Park City ("DMB"), an affiliate of DMB Realco, LLC, formed a limited liability company under the laws of the State of Delaware, to develop and market land for a luxury, multi-use development pursuant to certain of the registrant's rights and interests in approximately 4,200 acres of property located in the Deer Valley and Park City ski resort areas of Utah. The development is expected to consist of single and multi-family residences and commercial, retail, resort hotel and recreational facilities.

         The rights and obligations of the registrant and DMB with respect to the joint venture are set forth in an operating agreement (the "Operating Agreement"), which is filed as an exhibit to this report, and a related Contribution Agreement, which is also filed as an exhibit to this report. The following is a summary of the principal terms of the Operating Agreement. This summary does not purport to explain all of the material terms of the Operating Agreement or the related Contribution Agreement, and is qualified in its entirety by the provisions of each described instrument. Each of the Operating Agreement and the Contribution Agreement should be read in its entirety for a more detailed understanding of its respective terms and conditions, and are incorporated herein by this reference.

         Under the terms and conditions of the Operating Agreement, and upon the satisfaction of certain conditions, the registrant expects to contribute certain of its properties to the newly-formed entity and receive a credit to its capital account for such contribution in an amount negotiated by the parties and more particularly described in the Operating Agreement. There can be no assurance that any credit to the registrant's capital account in the joint venture by reason of the registrant's contribution are reflective of the value of such properties. The costs and expenses of the development of the properties contributed to the joint venture shall generally be borne by DMB, subject to the limitation that such costs do not exceed the negotiated amount of the credit to the capital account for registrant's contribution of land to the joint venture.

         The joint venture will be managed by DMB, under the direction of an Executive Committee. The Executive Committee will be comprised of one member appointed by DMB and one member appointed by the registrant. Any action or proposal brought by DMB for approval by the Executive Committee must be approved by each member of the Executive Committee. DMB is expected to implement the conceptual plan and the business plan of the joint venture in accordance with a budget approved by the Executive Committee, and will be responsible for supervising and implementing the operational affairs of the Company in accordance with the terms of the Operating Agreement. The initial conceptual plan, business plan and budgets will be prepared by DMB and subject to the approval of the registrant, and amendments thereto will be subject to the approval of the Executive Committee. Disagreements among the Executive Committee members will be subject to arbitration.

         On not less than a quarterly basis, the joint venture will distribute to the registrant and DMB the net cash flow of the joint venture, less a reserve determined by DMB, in proportion to their respective capital contributions, until their respective contributions have been returned. Thereafter, the net cash flow will be distributed to the parties in accordance with the terms of the Operating Agreement. Under certain circumstances, the capital accounts and allocations of cash flow to the registrant and DMB described above could be re-allocated if either the registrant or DMB fail to satisfy their respective obligations under the Operating Agreement and the Contribution Agreement.

         The consummation of the transactions contemplated by the Operating Agreement and Contribution Agreement are subject to certain termination provisions, including without limitation, the rights of the parties to terminate the joint venture under certain circumstances relating to land use approvals for the project, business plans and budgets for the project and the physical conditions and land available for development of the properties. In the event the joint venture is terminated, under certain circumstances, the registrant will be obligated to reimburse DMB for certain expenses incurred in connection with the joint venture.

         In addition to the risk factors detailed in the 2000 Annual Report of the registrant filed on Form 10-KSB on March 29, 2000, and in the proxy statement filed on Form 14A on April 27, 2000, which are incorporated herein by this reference, the success of the joint venture may depend upon, among other things, the skills, experience and efforts of DMB, which is responsible for the development of the collaborative project, its commitment to the arrangement, and its financial condition, all of which are beyond the control of the registrant. If DMB defaults on its obligations under the Operating Agreement or Contribution Agreement, the registrant may elect to terminate the joint venture or could be forced to engage in litigation to enforce those obligations (which could be time consuming and costly). The registrant may then also seek to enter into agreements with other parties upon similar terms. There can be no assurance that the registrant will be able to enforce the terms of the Operating Agreement or Contribution Agreement through litigation, and there can be no assurance that, if forced to terminate the joint venture, the registrant would be able to enter into other contractual arrangements with other parties on terms which would not be materially different from the terms of the Operating Agreement and Contribution Agreement.

Item 7.  Financial Statements and Exhibits.

        (a)    Financial Statements.  Not Applicable.
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        (b)    Pro Forma Financial Information.  Not Applicable
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        (c)    Exhibits.
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               10.16 Operating Agreement, dated June 15, 2000, by and between
               United Park City Mines Company and DMB Park City, LLC.

               10.17 Contribution Agreement, dated June 15, 2000, by and among UPK/DMB, L.L.C., United Park City Mines Company, and DMB Park City, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  United Park City Mines Company



Date: June 29, 2000            By: /s/ Michael R. Salmond
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                                     Michael R. Salmond, Chief Financial Officer